Revenues	12 Months Ended
Dec. 31, 2023
Disclosure of disaggregation of revenue from contracts with customers [abstract]
Revenues
5.5 Revenues
Revenues include both revenues from contracts with customers and other revenues (mainly subleases) which are out of scope from IFRS 15:

	Year ended December 31,
in € thousand	2023	2022	2021
Product sales	144,624	114,797	62,984
Other revenues from contracts with customers	8,075	245,709	284,202
Other non-IFRS 15 revenue	1,014	797	899
REVENUES	153,713	361,303	348,086

Product sales increased in the year ended December 31, 2023 by €29.8 million compared to the prior period. This is a result of higher demand for IXIARO following globally increased travel activities. Further, DUKORAL sales went up substantially in 2023 after supply shortages in 2022, COVID-19 VLA2001 product sales strongly decreased following the Company’s decision to suspend the program.
Other revenues from contracts with customers decreased in the year ended December 31, 2023 by €237.6 million. In 2022, €169.2 million and in 2021 €253.3 million of revenues for COVID-19 VLA2001 were recognized as other revenues from the re-assessment of the likelihood of the royalty obligation and the de-recognition of the previously included capex obligation towards the UK Authority following the settlement agreement in connection to the UK Supply Agreement (discussed in Note 5.5.2). Furthermore, a release of non-refundable advance payments from EU member states related to the COVID-19 VLA2001 Advance Purchase Agreement (APA) with the European Commission amounting to €110.8 million was included as other revenues in 2022. This was offset by €45.9 million net negative revenue from the updated terms of the Collaboration and License Agreement with Pfizer. The other changes compared to 2022 are made up of individually insignificant transactions.
5.5.1 Product sales
The Group mostly generates product sales revenues from the sale of its commercialized travel vaccines and from the sale of third-party products.
The Group’s product sales contracts generally include one nature of performance obligation. Revenue is recognized at the point in time when the identified performance obligation is transferred to the customer, either when the customer obtains control over the goods at the time of shipment or when the product is received by the customer, depending on the terms of the agreement, which generally happens within a few days. Sales contracts with retailers and with the U.S. Department of Defense (DOD) are shown as “direct product sales”, whereas sales to distributors are reported as “indirect sales - sales through distributors”.
Some of the Group’s product sales agreements include retrospective rebates, charge-back clauses, discounts and under certain conditions return rights which give rise to variable consideration under IFRS 15. The constraint on variable consideration (expected rebates, discounts and considerations for product returns) are taken into account and recognized on an accrual basis and reported as refund liabilities or as contract liabilities (for replacement doses) in the consolidated balance sheet.
In most cases, Valneva sells the products through retailers. When more than one party is involved in providing or distributing goods or services, the standard requires an entity to determine whether itself and its retailers are principals or agents in these transactions by evaluating the nature of its promises to the customer. An entity is a principal if it controls a promised good or service before transferring that good or service to the customer. An entity is an agent if its role is to arrange for another entity to provide the goods or services. Indicators that control has been transferred are that a) the retailer is primarily responsible for fulfilling the promise to its customers, b) the retailer has inventory risk, and c) the retailer has discretion in establishing the price for the sale to its customers. One of Valneva’s retailers has extensive rights to return and consequently no inventory risk and does not have the power to establish the price for the sales to its customers. Therefore, this retailer acts as agent rather than as principal. All of Valneva’s other retailers act as principal. While revenues to principals are recognized when the control is transferred to the principals, revenue from product sales to agents are recognized when the control is transferred to the final customer, when the goods are delivered to the final customer. Distribution costs and other amounts payable to customers are deducted from revenue for principals, and costs paid to agents are recognized as “Marketing and distribution expenses”.
Valneva also sells products acquired from third parties. Valneva considers that it is acting as principal given that it controls products before transferring them to the final customer. More specifically, Valneva has an inventory risk before the goods have been transferred to customers and has discretion in establishing the prices. Revenue is recognized when the product is delivered to the customers. Products purchased from third parties are recognized as “inventory” in the balance sheets and when sold as “cost of goods” in the statements of income.
5.5.2 Other revenues
The Group generates other revenues for its product candidates and proprietary technologies. The contracts in place often include several different promised goods or services such as research licenses, commercial licenses and further R&D services. The terms of such agreements include license fees received as initial fees, annual license maintenance fees and fees to be paid upon achievement of milestones, as well as license option fees and fees for the performance of research services. In addition, the Group’s licensing arrangements generally provide for royalties payable on the licensee’s future sales of products developed within the scope of the license agreement. Revenue recognized due to the termination of agreements is recognized in other revenues.
The Group’s license contracts in place provide distinct right to use licenses, and therefore the revenue is recognized at the point in time at which the licensee is able to direct the use of and benefit from the license. The consideration for licensing contracts may consist of fixed and variable parts. In case of right-to-use licenses, the fixed part of the consideration is recognized at the point in time when the licensee is able to direct the use and benefit from the license. For any variable consideration, revenue is recognized at the point in time when the variable consideration constraint is removed.
Revenue for research and development services within the Group’s contracts currently in place is recognized over time. The progress is measured on an input basis (costs incurred related to total costs expected). This input method is considered an appropriate measure of the progress towards complete satisfaction of these performance obligations under IFRS 15.
Variable considerations are included in revenues only to the extent that it is highly probable that a significant reversal in the amount of the cumulative revenue recognized will not occur when the uncertainty associated with the variable consideration is subsequently resolved. At the end of each reporting period, the Group updates the estimated transaction price and its assessment of whether an estimate of variable consideration is constrained. Amounts allocated to a satisfied performance obligation are recognized as revenue, or as a reduction of revenue, in the period in which a change in estimate of variable consideration occurs. Revenues from license royalties are recognized when the underlying product sales occur.
Vaccine Supply Agreement with the UK Authority (UK Supply Agreement)
In September 2020, Valneva entered into the UK Supply Agreement with the Secretary of State for Business, Energy and Industrial Strategy of the United Kingdom (the UK Authority), pursuant to which Valneva was obligated to develop, manufacture and supply SARS-CoV-2 vaccines to the UK Authority in the United Kingdom of Great Britain and Northern Ireland, including an obligation for Valneva to upgrade its manufacturing facilities in Scotland. In September 2021,
Valneva received notice of the UK Authority’s decision to terminate the UK Supply Agreement, and the termination became effective in October 2021.
The impact of the termination of the UK Supply Agreement was assessed as at December 31, 2021. Payments received, where the likelihood of repayment is remote, totaled €253.3 million and were recognized as revenue in 2021. For amounts with uncertainties and a repayment likelihood which was more than remote, a refund liability of €166.9 million was recognized for the royalty on sales and certain other obligations which survive the termination of the UK Supply Agreement.
In June 2022, Valneva and the UK Authority signed a settlement agreement (the UK Settlement Agreement). The UK Settlement Agreement resolves certain matters relating to the obligations of the Company and UK Authority following the termination of the UK Supply Agreement and in relation to the separate agreement relating to clinical trials of VLA2001 in the UK, which remains in place. The Company continues to have certain other obligations pursuant to provisions of the UK Supply Agreement that survive its termination. Due to the termination of the agreements other revenue in the amount of €169.2 million (of which €80.0 million related to the capex obligation and €89.2 million related to the royalty obligation) were recognized in the year ended December 31, 2022.
There was no impact on the financial position of the Group for the year ended December 31, 2023.
Advance Purchase Agreement with the European Commission (EC APA)
In November 2021, Valneva entered into the EC APA in order to supply its VLA2001 COVID-19 vaccine to participating EC member states. The EC APA was amended in July 2022 to reduce the amount of doses of VLA2001 ordered. At the time of the amendment, Valneva had received advance payments for the original order volume. Per the terms of the EC APA, Valneva is not obligated to repay any amount of such advance payments that had already been spent or committed.
As of December 31, 2022, Valneva had fulfilled its remaining performance obligations under the contract and assessed that the risk of reimbursement of the advance payments was remote. Accordingly, the contract liability was released in full to revenue for the year ended December 31, 2022, including €6.0 million attributed to product sales (as partial advance payment for delivery of 1.25 million doses of VLA2001) and €110.8 million attributed to other revenue from contracts with customers. Therefore, product sales present the part directly related to vaccines sale with the original dose price according to the agreement.
There was no impact on the financial position of the Group for the year ended December 31, 2023.
Lyme - Pfizer Collaboration and License Agreement
In April 2020, Valneva signed the Collaboration and License Agreement with Pfizer to co-develop and commercialize the Group’s Lyme disease vaccine candidate (VLA15). This is classified as an agreement with a customer as defined by IFRS 15 guidance on revenue contracts with customers, and accordingly, amounts received or payable by Valneva under the Collaboration and License Agreement are accounted for in the Group’s revenues.
In 2021 and 2022 several amendments to the transaction price were made via amendments to the Collaboration and License Agreement and resulted in a reduction to the constrained (i.e. highly probable) transaction price, reflecting an increase in expected payments to customer related to Valneva’s contribution to Pfizer’s future development costs.
In addition, Valneva considered the constraint to determine if it is highly probable that a significant reversal in the amount of cumulative revenue recognized will not occur. Valneva considered that it is no longer highly probable that it will be entitled to the consideration as payments to customers might further increase in the future. Therefore, for the year ended December 31, 2022, the cumulated revenue of €45.9 million was reversed as other revenues from contracts with customers. In the year ended December 31, 2023, no revenues were recognised.
While license and equipment purchase orders were fulfilled in prior periods, the R&D activities and additional services are ongoing through 2024 and will satisfy the performance obligation over time. During this period Valneva will fund 40% of the remaining shared development costs. Items not included in the transaction price as of December 31, 2023 are (i) $143 million of early commercialization milestones, (ii) royalties, ranging from 14% to 22%, and (iii) $100 million of sales milestones which will be recognized when they occur.
As at December 31, 2023, the discounted refund liability amounted to €33.1 million (December 31, 2022: €135.5 million). The decrease was due to payments made in the period in connection with the terms of this agreement. The amounts not recognized in revenue are disclosed as refund liabilities as well as trade receivables which amounted to €10.7 million for the year ended December 31, 2023 (December 31, 2022: €4.6 million).
5.5.3 Disaggregated revenue information
The Group’s revenues are disaggregated as follows:
Type of goods or service

	Year ended December 31,
in € thousand	2023	2022	2021
IXIARO	73,483	41,349	45,118
DUKORAL	29,775	17,334	2,440
Third party products	35,675	26,545	15,426
COVID VLA2001	5,691	29,568	—
PRODUCT SALES	144,624	114,797	62,984
IXCHIQ (1)	2,733	5,565	3,257
COVID VLA2001 (1)	1,973	280,010	253,314
Lyme VLA15	—	(45,869)	14,265
Services related to clinical trial material	275	3,205	10,001
Others	3,093	2,798	3,364
OTHER REVENUES FROM CONTRACTS WITH CUSTOMERS	8,075	245,709	284,202
Other non-IFRS 15 revenue	1,014	797	899
REVENUES	153,713	361,303	348,086
(1) Revenues from these products were derived from contractual arrangements and do not represent product sales.

In the year ended December 31, 2023 product sales revenues for all active products increased significantly by €29.8 million compared to the same period in 2022.
IXIARO/JESPECT sales showed a 78% increase in sales which was primarily the result of the continued travel market recovery, as well as price increases. The increase in IXIARO product sales included an adverse €1.5 million foreign currency impact. DUKORAL sales in 2023 were 72% higher compared to 2022. This increase is also a result of the significant recovery in the private travel markets and price increases. Foreign currency fluctuations reduced DUKORAL sales by €0.9 million. Third Party product sales recorded a 34% increase which was mainly driven by sales of Rabipur/RabAvert and Encepur under the distribution agreement with Bavarian Nordic. On the other hand, sales revenues for the COVID-19 VLA2001 product decreased by 81% as the program was suspended given the strongly decreased demand.
In the year ended December 31, 2022, other revenues from contracts with customers were strongly influenced by one-off effects. An income of €169.2 million was related to the termination of the UK Supply Agreement and further €110.8 million to the termination of the EC APA. For more detail see above within this Note. This was partially offset by €45.9 million of negative revenue resulting from an increase in the refund liability linked to the amendment to the Collaboration and License Agreement with Pfizer.
In the year ended December 31, 2021, other revenues from VLA2001 of €253.3 million were related to the termination of the UK Supply Agreement. For more detail see further above within this Note. In 2021 other revenues included €14.3 million from the collaboration with Pfizer related to the Lyme vaccine candidate.
Sales channels for product sales
Products are sold via the following sales channels:

	Year ended December 31,
in € thousand	2023	2022	2021
Direct product sales	119,305	75,968	60,306
Indirect product sales (Sales through distributors)	25,320	38,828	2,678
TOTAL PRODUCT SALES	144,624	114,797	62,984
Geographical markets
In presenting information on the basis of geographical markets, revenue is based on the final location where Valneva’s distribution partner sells the product or where the customer/partner is located.

	Year ended December 31,
in € thousand	2023	2022	2021
United States	32,964	(23,803)	54,791
Canada	28,193	18,904	4,226
United Kingdom	20,266	181,129	256,075
Austria	14,583	21,793	18,529
Germany	13,503	68,529	966
Nordics	12,695	12,043	2,440
France	5,866	46,608	1,367
Other Europe	9,335	18,740	5,006
Rest of World	16,308	17,360	4,684
REVENUE TOTAL	153,713	361,303	348,086
Nordics includes Finland, Denmark, Norway and Sweden.

In the year ended December 31, 2023, revenues from product sales increased considerably, driven by the continued recovery of travel vaccine sales. Revenues from Canada and the United States especially contributed to this increase.
Revenues in the year ended December 31, 2022 were strongly influenced by one-off effects. Revenues from the United States included a €45.9 million net negative revenue from the updated terms of the Collaboration and License Agreement with Pfizer. Further 2022 revenues from the United Kingdom included non-product revenues of €169.2 million from the UK Authority following the UK Settlement Agreement. 2022 also contained a release of non-refundable advance payments from several EU member states, affecting specifically revenues from Germany, France, Austria, Nordics and Other Europe.
In the year ended December 31, 2021, revenues in the United Kingdom were related to VLA2001 including other revenues of €253.3 million following the termination of the UK Supply Agreement. For more detail see further above within this Note.
Information about major customers
The concentration risk on the customer portfolio of the Group is limited. In 2023, there was one single customer (share of 12%) with a contribution exceeding 10% of the annual revenue.
Product sales to the largest customer amounted to €17.7 million in 2023 (2022: €16.0 million, 2021: €41.8 million). Other revenues from the largest customer amounted to €5.0 million in 2023 (2022: €169.2 million, 2021: €253.3 million). In 2022 and 2021, the UK Authority was the largest customer due to the UK Supply Agreement explained above in Note 5.5.2.
5.5.4 Assets and liabilities related to contracts with customers
See Note 5.18 for details on trade receivables, Note 5.19 for details on costs to obtain a contract, Note 5.28 for details of contract liabilities and Note 5.29 for details of refund liabilities.